Exhibit 99.1

HCC INSURANCE HOLDINGS REPORTS

RECORD EARNINGS FOR 2013

Highlights:

•                  Record net earnings of $115.0 million, or $1.14 per diluted share, for the fourth quarter

•                  Record net earnings of $407.2 million, or $4.04 per diluted share, for the full year

•                  Return on equity and operating return on equity(a) of 11.3% for the full year

•                  GAAP combined ratio of 81.2% for the fourth quarter and 83.4% for the full year

•                  Gross written premium increased 4% to $671.7 million for the fourth quarter and 3% to $2.9 billion for the full year

•                  Book value per share increased 4% for the full year to $36.62

HOUSTON (February 11, 2014) . . .

HCC Insurance Holdings, Inc. (NYSE: HCC) today released results for the fourth quarter and full year of 2013.

Net earnings were $115.0 million, or $1.14 per diluted share, for the fourth quarter of 2013, compared to $108.1 million, or $1.06 per diluted share, for the same quarter of 2012.  Net earnings were $407.2 million, or $4.04 per diluted share, for 2013, versus $391.2 million, or $3.83 per diluted share, for 2012.

The 2013 results included accident year pretax net catastrophe losses of $7.5 million and $52.0 million for the fourth quarter and full year, respectively, which reduced net earnings by $0.05 and $0.34 per share for the respective periods.  The 2012 results included catastrophe losses of $32.5 million and $52.8 million for the fourth quarter and full year, respectively, which reduced net earnings by $0.21 and $0.34 per share for the respective periods.

The Company’s combined ratio was 81.2% for the fourth quarter of 2013, compared to 84.5% for the same quarter of 2012.  The combined ratio was 83.4% for 2013, versus 83.6% for 2012.  HCC’s net paid loss ratio was 56.5% for 2013, compared to 56.7% for 2012.

“The fourth quarter was the best quarter in our history and capped a second consecutive year of record earnings for our shareholders.  These results produced an operating return on equity well in excess of our stated goal and were driven, once again, by another outstanding underwriting performance.  We believe HCC is well-positioned to continue to generate favorable and consistent results in 2014,” said Christopher J.B. Williams, HCC’s Chief Executive Officer.

HCC had net favorable loss development of $34.1 million in the fourth quarter of 2013, compared to $35.4 million in the same quarter of 2012, and $73.7 million in the full year of 2013, versus $70.0 million in the same period of 2012.

The Company’s 2013 accident year net loss ratio was 60.9% and its accident year combined ratio was 86.8% for the full year of 2013.  These ratios include 2.4 percentage points for catastrophes.

Gross written premium increased 4% to $671.7 million for the fourth quarter of 2013, compared to $644.1 million for the same quarter of 2012.  Net written premium increased 1% to $525.4 million for the fourth quarter of 2013, versus $522.6 million for the same quarter of 2012.  Net earned premium decreased 1% to $560.0 million for the fourth quarter of 2013, compared to $566.5 million for the same quarter of 2012.

For the full year of 2013, compared to the same period of 2012, gross written premium increased 3% to $2.9 billion; net written premium was flat at $2.3 billion; and net earned premium was flat at $2.2 billion.

Investment income was $54.5 million in the fourth quarter of 2013, compared to $56.0 million in the same quarter of 2012, and $220.2 million in the full year of 2013, versus $222.6 million in the same period of 2012.  As of December 31, 2013, HCC’s fixed maturity securities portfolio had an average rating of AA, with a duration of 5.1 years and an average long-term tax equivalent yield of 4.5%.

HCC generated cash flow from operations of $262.7 million in 2013, compared to $661.1 million in 2012.  Cash flow for 2013 was decreased by $121.7 million of U.S. Surety collateral repayments, whereas cash flow for 2012 was increased by $96.6 million of U.S. Surety collateral receipts.  At December 31, 2013, the Company had $237.1 million of cash and short-term investments and $239.1 million of available capacity under its $600.0 million revolving loan facility.

As of December 31, 2013, total assets were $10.3 billion, shareholders’ equity was $3.7 billion and the Company’s debt to total capital ratio was 15.1%.

For further information about HCC’s 2013 fourth quarter results, see the supplemental financial schedules that are accessible on HCC’s website at http://www.hcc.com, as well as directly in the Investor Relations section of HCC’s website at http://ir.hcc.com.

(Note: If clicking on the above links does not open in a new web page, please cut and paste the above URLs into your browser’s address bar.)

HCC will hold an open conference call beginning at 8:00 a.m. Central Standard Time on Wednesday, February 12.  To participate, the number for domestic calls is (800) 374-0290 and the number for international calls is (706) 634-0161.  There will also be a live webcast available on a listen-only basis that can be accessed through the HCC website at http://www.hcc.com.  The webcast replay will be archived in the Investor Relations section of the HCC website through Friday, May 16, 2014.

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Headquartered in Houston, Texas, HCC Insurance Holdings, Inc. is a leading specialty insurer with offices in the United States, the United Kingdom, Spain and Ireland.  HCC’s major domestic and international insurance companies have financial strength ratings of “AA (Very Strong)” from Standard & Poor’s Corporation, “A+ (Superior)” from A.M. Best Company, Inc., “AA (Very Strong)” from Fitch Ratings, and “A1 (Good Security)” from Moody’s Investors Service, Inc.

For more information about HCC, please visit http://www.hcc.com.

a) Non-GAAP Financial Measure

Annualized operating return on equity is a non-GAAP financial measure under Regulation G and is calculated as net earnings excluding after-tax net realized investment gain/loss, other-than-temporary impairment credit losses, and foreign currency benefit/expense (collectively, operating earnings) divided by average shareholders’ equity excluding accumulated other comprehensive income.  To annualize a quarterly rate, the result is multiplied by four.  See the supplemental financial schedules for a reconciliation of this non-GAAP financial measure to corresponding GAAP amounts.  Management believes annualized operating return on equity is a useful measure for understanding the Company’s profitability relative to shareholders’ equity before consideration of investment-related gains/losses and foreign currency benefit/expense, both of which management excludes when evaluating operating results internally.

Contact:	Doug Busker, Director of Investor Relations
HCC Insurance Holdings, Inc.
Telephone: (713) 996-1192

Forward-looking statements contained in this press release are made under “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties.  The types of risks and uncertainties which may affect the Company are set forth in its periodic reports filed with the Securities and Exchange Commission.

*     *     *     *     *

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HCC Insurance Holdings, Inc. and Subsidiaries

Financial Highlights

(Unaudited, in thousands except per share data)

	Twelve months ended		Three months ended
	December 31,		December 31,
	2013	2012	2013	2012

Gross written premium	$2,880,249	$2,784,073	$671,688	$644,068

Net written premium	2,255,323	2,253,396	525,371	522,597

Net earned premium	2,239,240	2,242,625	560,030	566,503

Net investment income	220,182	222,634	54,541	55,992

Total revenue	2,536,904	2,525,827	636,630	652,343

Net earnings	407,197	391,240	115,010	108,101

Operating earnings*	383,314	375,682	111,264	93,936

Earnings per share (diluted)	$4.04	$3.83	$1.14	$1.06

Weighted-average shares outstanding	99,113	100,456	99,046	99,926

Net loss ratio	57.6%	58.2%	53.1%	59.3%

Combined ratio	83.4%	83.6%	81.2%	84.5%

Paid loss ratio	56.5%	56.7%	68.2%	57.9%

	December 31,	December 31,
	2013	2012

Total investments	$6,718,692	$6,950,398

Total assets	10,344,520	10,267,807

Shareholders’ equity	3,674,430	3,542,612

Debt to total capital ratio	15.1%	14.2%

Book value per share	$36.62	$35.10

*      Non-GAAP financial measure under Regulation G.  See calculation on S - 9.  Management believes operating earnings is a useful measure for understanding the Company’s profitability before consideration of investment-related gains/losses and foreign currency benefit/expense, both of which management excludes when evaluating operating results internally.

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Balance Sheets

(Unaudited, in thousands)

	December 31,	December 31,
	2013	2012
ASSETS

Investments
Fixed maturity securities — available for sale, at fair value	$6,022,473	$6,281,781
Equity securities — available for sale, at fair value	517,466	284,639
Short-term investments	178,753	363,053
Other investments	—	20,925
Total investments	6,718,692	6,950,398
Cash	58,301	71,390
Restricted cash and securities	125,777	101,480
Premium, claims and other receivables	580,107	549,725
Reinsurance recoverables	1,277,257	1,071,222
Ceded unearned premium	305,438	256,988
Ceded life and annuity benefits	56,491	58,641
Deferred policy acquisition costs	201,698	191,960
Goodwill	895,200	885,860
Other assets	125,559	130,143

Total assets	$10,344,520	$10,267,807

LIABILITIES

Loss and loss adjustment expense payable	$3,902,132	$3,767,850
Life and annuity policy benefits	56,491	58,641
Reinsurance, premium and claims payable	332,985	294,621
Unearned premium	1,134,849	1,069,956
Deferred ceding commissions	89,528	74,609
Notes payable	654,098	583,944
Accounts payable and accrued liabilities	500,007	875,574

Total liabilities	6,670,090	6,725,195

SHAREHOLDERS’ EQUITY

Common stock	125,577	125,114
Additional paid-in capital	1,073,105	1,052,253
Retained earnings	3,085,501	2,756,166
Accumulated other comprehensive income	118,651	295,271
Treasury stock	(728,404)	(686,192)

Total shareholders’ equity	3,674,430	3,542,612

Total liabilities and shareholders’ equity	$10,344,520	$10,267,807

HCC Insurance Holdings, Inc. and Subsidiaries

Consolidated Statements of Earnings

(Unaudited, in thousands except per share data)

	Twelve months ended		Three months ended
	December 31,		December 31,
	2013	2012	2013	2012

REVENUE

Net earned premium	$2,239,240	$2,242,625	$560,030	$566,503
Net investment income	220,182	222,634	54,541	55,992
Other operating income	35,452	30,448	11,144	7,219
Net realized investment gain	42,030	31,148	10,915	22,629
Other-than-temporary impairment credit losses	—	(1,028)	—	—

Total revenue	2,536,904	2,525,827	636,630	652,343

EXPENSE

Loss and loss adjustment expense, net	1,290,050	1,305,511	297,503	335,744
Policy acquisition costs, net	279,439	281,201	76,052	69,647
Other operating expense	368,495	359,060	100,138	90,896
Interest expense	26,210	25,628	6,554	6,527

Total expense	1,964,194	1,971,400	480,247	502,814

Earnings before income tax expense	572,710	554,427	156,383	149,529
Income tax expense	165,513	163,187	41,373	41,428

Net earnings	$407,197	$391,240	$115,010	$108,101

Net earnings attributable to unvested stock	(6,638)	(6,982)	(1,884)	(1,832)

Net earnings available to common stock	$400,559	$384,258	$113,126	$106,269

Basic earnings per share data:
Net earnings per share	$4.05	$3.84	$1.15	$1.07

Weighted-average shares outstanding	98,853	100,176	98,770	99,686

Diluted earnings per share data:
Net earnings per share	$4.04	$3.83	$1.14	$1.06

Weighted-average shares outstanding	99,113	100,456	99,046	99,926

Cash dividends declared, per share	$0.780	$0.640	$0.225	$0.165

HCC Insurance Holdings, Inc. and Subsidiaries

Gross Written Premium

(Unaudited, in thousands)

	Twelve months ended December 31,			Three months ended December 31,
	2013	2012	Change	2013	2012	Change

U.S. Property & Casualty
Aviation	$139,673	$144,621	(3)%	$24,672	$27,321	(10)%
E&O	54,871	60,639	(10)	12,962	14,156	(8)
Public Risk	70,665	85,857	(18)	12,908	18,791	(31)
Other	405,555	323,577	25	85,713	73,402	17
	670,764	614,694	9	136,255	133,670	2

Professional Liability
U.S. D&O	410,669	424,099	(3)	125,900	126,166	—
International D&O	125,416	115,284	9	39,001	35,341	10
	536,085	539,383	(1)	164,901	161,507	2

Accident & Health
Medical Stop-loss	817,943	777,351	5	207,577	193,712	7
Other	65,112	58,445	11	22,696	19,471	17
	883,055	835,796	6	230,273	213,183	8

U.S. Surety & Credit
Surety	165,505	159,159	4	40,270	38,072	6
Credit	63,425	62,309	2	18,855	16,718	13
	228,930	221,468	3	59,125	54,790	8

International
Energy	142,551	136,070	5	15,389	10,492	47
Property Treaty	139,056	138,065	1	5,478	3,538	55
Liability	82,380	75,466	9	22,388	17,173	30
Surety & Credit	90,584	84,288	7	22,398	22,529	(1)
Other	93,928	97,278	(3)	13,522	17,324	(22)
	548,499	531,167	3	79,175	71,056	11

Exited Lines	12,916	41,565	(69)	1,959	9,862	(80)

Totals	$2,880,249	$2,784,073	3%	$671,688	$644,068	4%

HCC Insurance Holdings, Inc. and Subsidiaries

Net Written Premium

(Unaudited, in thousands)

	Twelve months ended December 31,			Three months ended December 31,
	2013	2012	Change	2013	2012	Change

U.S. Property & Casualty
Aviation	$111,446	$112,712	(1)%	$19,906	$20,669	(4)%
E&O	48,724	58,066	(16)	11,755	13,731	(14)
Public Risk	55,666	69,081	(19)	8,556	14,896	(43)
Other	169,519	144,079	18	37,245	36,776	1
	385,355	383,938	—	77,462	86,072	(10)

Professional Liability
U.S. D&O	287,391	311,576	(8)	88,939	92,782	(4)
International D&O	72,118	66,562	8	23,387	20,958	12
	359,509	378,138	(5)	112,326	113,740	(1)

Accident & Health
Medical Stop-loss	816,499	776,965	5	206,806	193,621	7
Other	64,869	58,043	12	22,702	19,369	17
	881,368	835,008	6	229,508	212,990	8

U.S. Surety & Credit
Surety	147,517	144,573	2	35,771	34,499	4
Credit	51,604	51,331	1	15,374	14,540	6
	199,121	195,904	2	51,145	49,039	4

International
Energy	78,103	88,834	(12)	5,154	5,481	(6)
Property Treaty	111,334	105,442	6	(1,835)	(7,860)	(77)
Liability	77,097	69,546	11	20,838	15,592	34
Surety & Credit	77,857	74,977	4	18,531	19,090	(3)
Other	72,648	80,356	(10)	10,283	18,663	(45)
	417,039	419,155	(1)	52,971	50,966	4

Exited Lines	12,931	41,253	(69)	1,959	9,790	(80)

Totals	$2,255,323	$2,253,396	—%	$525,371	$522,597	1%

HCC Insurance Holdings, Inc. and Subsidiaries

Net Earned Premium

(Unaudited, in thousands)

	Twelve months ended December 31,			Three months ended December 31,
	2013	2012	Change	2013	2012	Change

U.S. Property & Casualty
Aviation	$112,597	$116,236	(3)%	$28,406	$28,346	—%
E&O	52,230	61,976	(16)	12,736	14,799	(14)
Public Risk	63,791	65,281	(2)	15,261	16,918	(10)
Other	138,517	110,557	25	34,085	28,394	20
	367,135	354,050	4	90,488	88,457	2

Professional Liability
U.S. D&O	303,278	332,661	(9)	73,777	80,039	(8)
International D&O	64,889	62,026	5	16,728	16,194	3
	368,167	394,687	(7)	90,505	96,233	(6)

Accident & Health
Medical Stop-loss	816,499	776,965	5	206,806	193,621	7
Other	67,016	54,862	22	18,714	14,129	32
	883,515	831,827	6	225,520	207,750	9

U.S. Surety & Credit
Surety	147,041	158,711	(7)	37,671	39,767	(5)
Credit	47,245	49,244	(4)	11,942	13,956	(14)
	194,286	207,955	(7)	49,613	53,723	(8)

International
Energy	79,637	85,764	(7)	17,366	24,387	(29)
Property Treaty	112,042	100,565	11	26,975	23,143	17
Liability	75,329	76,484	(2)	20,658	18,881	9
Surety & Credit	72,294	71,378	1	18,108	17,677	2
Other	73,904	78,662	(6)	18,838	26,462	(29)
	413,206	412,853	—	101,945	110,550	(8)

Exited Lines	12,931	41,253	(69)	1,959	9,790	(80)

Totals	$2,239,240	$2,242,625	—%	$560,030	$566,503	(1)%

HCC Insurance Holdings, Inc. and Subsidiaries

Net Investment Income and Unrealized Gain

(Unaudited, in thousands)

	Twelve months ended		Three months ended
	December 31,		December 31,
	2013	2012	2013	2012

Sources of net investment income:

Fixed maturity securities
Taxable	$98,966	$114,047	$23,559	$27,499
Exempt from U.S. income taxes	113,875	107,488	28,812	27,325
Total fixed maturity securities	212,841	221,535	52,371	54,824
Equity securities	14,537	3,959	3,779	1,620
Short-term investments	160	620	38	223
Other	668	2,856	318	1,157
Total investment income	228,206	228,970	56,506	57,824
Investment expense	(8,024)	(6,336)	(1,965)	(1,832)

Net investment income	$220,182	$222,634	$54,541	$55,992

Unrealized gain on available for sale securities:

Increase (decrease) in unrealized gain for period, before tax	$(282,631)	$105,626	$(19,035)	$(39,381)

Unrealized gain at:

December 31, 2013	$154,064

September 30, 2013	$173,099

June 30, 2013	$176,073

March 31, 2013	$397,730

December 31, 2012	$436,695

HCC Insurance Holdings, Inc. and Subsidiaries

Net Loss Ratios

(Unaudited, in thousands)

	Twelve months ended		Twelve months ended
	December 31, 2013		December 31, 2012
	Net earned	Loss	Net earned	Loss
	premium	ratio	premium	ratio
U.S. Property & Casualty
Aviation	$112,597	55.0%	$116,236	56.2%
E&O	52,230	46.9	61,976	70.9
Public Risk	63,791	76.1	65,281	94.1
Other	138,517	29.0	110,557	34.9
	367,135	47.7	354,050	59.1

Professional Liability
U.S. D&O	303,278	57.3	332,661	64.6
International D&O	64,889	33.2	62,026	24.2
	368,167	53.1	394,687	58.2

Accident & Health
Medical Stop-loss	816,499	72.7	776,965	73.7
Other	67,016	54.8	54,862	52.1
	883,515	71.3	831,827	72.3

U.S. Surety & Credit
Surety	147,041	11.8	158,711	16.6
Credit	47,245	14.3	49,244	24.9
	194,286	12.4	207,955	18.5

International
Energy	79,637	30.4	85,764	27.1
Property Treaty	112,042	47.0	100,565	24.4
Liability	75,329	36.5	76,484	33.1
Surety & Credit	72,294	156.9	71,378	122.6
Other	73,904	42.6	78,662	36.6
	413,206	60.3	412,853	45.9

Exited Lines	12,931	122.8	41,253	90.5

Totals	$2,239,240	57.6%	$2,242,625	58.2%

HCC Insurance Holdings, Inc. and Subsidiaries

Reconciliation of Non-GAAP Financial Measures to GAAP

(Unaudited, in thousands)

	Twelve months ended		Three months ended
	December 31,		December 31,
	2013	2012	2013	2012

Numerator:

GAAP net earnings	$407,197	$391,240	$115,010	$108,101

Exclude:
Net realized investment gain*	27,320	20,246	7,095	14,709
OTTI credit losses*	—	(668)	—	—
Foreign currency expense*	(3,437)	(4,020)	(3,349)	(544)
Total items excluded from operating earnings	23,883	15,558	3,746	14,165

Operating earnings	$383,314	$375,682	$111,264	$93,936

Denominator:

GAAP equity - beginning of period	$3,542,612	$3,273,982	$3,588,079	$3,504,820

Exclude - Accumulated other comprehensive income	295,271	227,659	130,002	318,239

Beginning equity, as adjusted	$3,247,341	$3,046,323	$3,458,077	$3,186,581

GAAP equity - end of period	$3,674,430	$3,542,612	$3,674,430	$3,542,612

Exclude - Accumulated other comprehensive income	118,651	295,271	118,651	295,271

Ending equity, as adjusted	$3,555,779	$3,247,341	$3,555,779	$3,247,341

Average equity, as adjusted	$3,401,560	$3,146,832	$3,506,928	$3,216,961

Annualized operating return on equity	11.3%	11.9%	12.7%	11.7%

* Net of tax, calculated using 35% statutory tax rate.